UNITED STATES
			  SECURITIES AND EXCHANGE COMMISSION
			       Washington, D. C.   20549


					   FORM 8-K

					CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  April 6, 2005


					LINCOLN LOGS LTD.
	(Exact name of small business issuer as specified in its charter)


    New York                      0-12172 		      14-1589242
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
  of incorporation)                                       Identification No.)

                5 Riverside Drive, Chestertown, New York, 12817
                    (Address of principal executive offices)

					(518) 494-5500
		 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Effective as of April 15, 2005, William J. Thyne has resigned as Vice President, Secretary and Treasurer of Lincoln Logs Ltd. (the "Company").



                                   SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LINCOLN LOGS LTD.


DATE:	  April 6, 2005                     By: /s/ Benjamin A. Shepherd
                                              ------------------------
                                              Benjamin A. Shepherd
                                              Chief Financial Officer


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